UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Equity Income Fund

BNY Mellon International Bond Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Global Equity Income Fund

SEMIANNUAL REPORT April 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by portfolio managers Jon Bell, Paul Flood, Ilga Haubelt, and Robert Hay of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, the BNY Mellon Global Equity Income Fund Class A shares produced a total return of 27.29%, Class C shares returned 26.83%, Class I shares returned 27.51% and Class Y shares returned 27.53%.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 30.08% for the same period.2

Global markets gained ground during the reporting period amid central bank policies that supported investor confidence, the implementation of a COVID vaccine rollout and impending economic reopening. The fund underperformed the Index, partly due to positioning within the consumer goods, health care and utilities sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund seeks to focus on dividend-paying stocks of companies located in the developed-capital markets, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers typically will purchase stocks that, at the time of purchase, have a yield-premium to the yield of the Index.

The portfolio managers will combine a top-down approach, emphasizing current economic trends and current investment themes on a global basis, with a bottom-up stock selection, based on fundamental research. Within markets and sectors determined to be relatively attractive, the portfolio managers seek what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector.

Stimulus and Optimism Support Equity Rally

Global equities continued to advance over the six-month review period. Risk appetite was bolstered by a series of well-received geopolitical developments, not least the relatively benign outcome of the U.S. presidential election in early November, which saw Joe Biden voted in as president. Meanwhile, following much last-minute wrangling, a Brexit deal was finally agreed between the UK and the European Union on Christmas Eve, neutralizing another major risk for financial markets. Globally, monetary policy remained highly accommodative in light of the near-term economic headwinds arising from renewed COVID-19 restrictions and was thus firmly supportive of risk assets. With COVID-19 vaccines being rolled out and reflation underway, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus witnessed over the last 12 months, and this contributed to a sharp rise in government-bond yields during the first four months of 2021.

Consumer Goods, Health Care and Utilities Companies Constrain Results

At a sector level, positioning within the consumer goods, health care and utilities were the biggest detractors. At a country level, positioning within the UK and Switzerland were the largest detractors. Unilever’s share price fell on the completion of its unified legal structure, even though

2

it is expected to make the company more efficient and nimbler. The stock also came under more pressure later in the period, suffering a negative market reaction to its results, particularly the decline in margins and disappointing forward guidance. However, the results highlighted that it is gaining market share across more than 60% of the business, which is encouraging. The fund’s overweight position in health care had a negative impact on performance, with the sector being out of favor as the market rotated toward more cyclical stocks. The fund’s holdings in U.S. pharmaceutical Merck & Co and Switzerland’s Novartis and Roche Holding all detracted from relative returns. The defensive, stable-return profile of the utilities sector meant that it was a headwind as well, with Eversource Energy the biggest detractor.

Conversely, the fund benefited most from positioning within consumer services, owing largely to the holdings in luxury retailers Cie Financière Richemont and Tapestry. A further positive came from the technology sector. At a country level, South Korea was the largest contributor, owing to the holding in Samsung Electronics. The fund also benefited from being underweight in Japan. Despite suffering from some profit taking later in the period, Samsung Electronics was the top stock contributor, with strong performance from its computer chips and smartphone businesses leading to bumper, third-quarter operating profits. The share price of Swiss watch and jewelry group Cie Financière Richemont climbed, after the company reported a marked improvement in sales. Richemont was additionally boosted by news of its joint investment with Alibaba in online fashion retailer Farfetch, a collaboration that is expected to enhance sales in the growing Chinese luxury goods market. Luxury-fashion company Tapestry also contributed, as strong online business and growth in China meant that sales numbers were at the higher end of market estimates.

Focused on Economic Recovery

After a year that was dominated by the uncertainty of the COVID-19 pandemic, which benefited growth stocks— given the structural tailwinds, and the perceived earnings certainty the companies enjoy as a result—the announcement of a growing number of effective vaccines marks a significant change in the outlook. We believe this should enable market participants to look through the COVID-related disruption and focus on the economic recovery, which is underway as a result of enormous fiscal and monetary stimulus.

Income stocks, hit by the double whammy of a market focused on growth and significant dividend cuts, have underperformed dramatically. Does the economic rebound mark a change of fortunes? We believe that it does, not least because of the outstanding value-opportunity that income stocks represent relative to the market, particularly when compared with growth stocks. Economic recovery should allow market participation to broaden, and while it is likely that the scale of the stimulus will lead to a medium-term pickup in inflation, and a rise in bond yields (as we have already seen), we believe that such a rise will be contained by central banks and is more of a risk to high-growth than to income stocks. In addition, economic recovery has already allowed the reinstatement of dividends, and we do not believe that investors seeking income should lose faith in equities. 2020 was very much a hiatus in income generation rather than a broad structural change, and dividends should grow from here.

However, not all companies will be able to restore dividends to previous levels, as the pandemic has accelerated some of the key themes that were already in place, as highlighted by our ‘smart revolution’ and ‘earth matters’ themes. Income investors will need to be mindful of the specific structural challenges posed to income generation as a result of rapid thematic change.

To navigate what is likely to be a volatile backdrop, we believe following an active, disciplined approach that emphasizes quality and income, and which has stood the test of time, is as relevant

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

today as it has ever been. The fund remains overweight in those areas of the market that offer sustainable premium levels of income, the ability to compound over time, and that have the necessary pricing power to cope with a more inflationary backdrop, namely consumer staples, pharmaceuticals and U.S. regulated utilities. To take account of the more inflationary backdrop, a change in the backdrop for bond markets and attractive valuations, the strategy has increased exposure to the financial sector from significantly underweight to a small overweight, at the same time as reducing exposure to the very strongly-performing technology sector. We are also confident that the prospects for our active-income approach are superior to those of the market.

May 17, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE World Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Equity Income Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.76	$11.02	$5.30	$5.25
Ending value (after expenses)	$1,272.90	$1,268.30	$1,275.10	$1,275.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.01	$9.79	$4.71	$4.66
Ending value (after expenses)	$1,018.84	$1,015.08	$1,020.13	$1,020.18
†

Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.96% for Class C, .94% for Class I and .93% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 94.2%
Australia - 1.2%
Insurance Australia Group	929,404		3,504,204
China - 1.6%
Ping An Insurance Group Company of China, Cl. H	433,500		4,736,405
France - 4.0%
Sanofi	81,542		8,550,539
Total	79,556		3,522,175
			12,072,714
Germany - 5.6%
Bayer	107,805		6,973,775
Continental	38,715		5,243,932
Muenchener Rueckversicherungs-Gesellschaft	16,469		4,763,420
			16,981,127
Hong Kong - 1.3%
Link REIT	416,500		3,935,580
India - 3.2%
Infosys, ADR	526,465		9,518,487
Japan - 1.8%
KDDI	175,400		5,307,936
Netherlands - 1.0%
Royal Dutch Shell, Cl. A	157,906		3,002,552
South Korea - 1.0%
Macquarie Korea Infrastructure Fund	270,261		2,927,177
Spain - 2.5%
Industria de Diseno Textil	212,993		7,582,945
Sweden - 2.1%
Svenska Handelsbanken, Cl. A	549,884		6,378,581
Switzerland - 12.2%
Cie Financiere Richemont, CI. A	86,230	[a]	8,848,163
Nestle	46,951		5,597,383
Novartis	92,612		7,910,775
Roche Holding	21,397		6,971,346
Zurich Insurance Group	18,170		7,456,714
			36,784,381
United Kingdom - 17.3%
BAE Systems	916,759		6,415,472
British American Tobacco	169,571		6,291,697
British American Tobacco, ADR	59,404		2,228,244
Bunzl	111,349		3,577,847
Ferguson	26,625		3,357,217

6

Description		Shares		Value ($)
Common Stocks - 94.2% (continued)
United Kingdom - 17.3% (continued)
Informa		901,503	[a]	6,996,791
RELX		296,071		7,683,345
Taylor Wimpey		1,332,836		3,304,516
The Sage Group		316,063		2,784,147
Unilever		159,198		9,334,494
				51,973,770
United States - 39.4%
Cisco Systems		267,895		13,638,534
Citigroup		85,526		6,092,872
CME Group		29,782		6,015,666
CMS Energy		98,138		6,319,106
Emerson Electric		80,248		7,261,641
Eversource Energy		79,499		6,854,404
Merck & Co.		98,921		7,369,614
Paychex		57,863		5,641,064
PepsiCo		67,578		9,742,044
Philip Morris International		50,903		4,835,785
Principal Financial Group		76,197		4,866,702
Qualcomm		69,372		9,628,834
Tapestry		73,327	[a]	3,508,697
Texas Instruments		35,919		6,483,739
The Goldman Sachs Group		11,924		4,154,918
The Home Depot		12,765		4,131,647
The Procter & Gamble Company		48,590		6,482,878
The Western Union Company		109,351		2,816,882
Verizon Communications		50,064		2,893,199
				118,738,226
Total Common Stocks (cost $200,277,220)				283,444,085
	Preferred Dividend Yield (%)
Preferred Stocks - 3.3%
South Korea - 3.3%
Samsung Electronics (cost $4,779,020)	4.08	152,659		10,018,262
	Maturity Date	Number of Warrants
Warrants - .0%
Switzerland - .0%
Cie Financiere Richemont (cost $0)	11/22/2023	188,850		80,648

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,684,939)	0.05	5,684,939	[b]	5,684,939
Total Investments (cost $210,741,179)		99.4%		299,227,934
Cash and Receivables (Net)		.6%		1,856,620
Net Assets		100.0%		301,084,554

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	12.5
Food, Beverage & Tobacco	9.5
Insurance	8.4
Technology Hardware & Equipment	7.9
Software & Services	6.9
Capital Goods	6.8
Semiconductors & Semiconductor Equipment	5.4
Household & Personal Products	5.3
Consumer Durables & Apparel	5.2
Utilities	4.4
Diversified Financials	4.4
Banks	4.1
Retailing	3.9
Telecommunication Services	2.7
Commercial & Professional Services	2.6
Media & Entertainment	2.3
Energy	2.2
Investment Companies	1.9
Automobiles & Components	1.7
Real Estate	1.3
99.4

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales($)	Value 4/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,706,898	42,349,412	(40,371,371)	5,684,939	1.9	2,180
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	1,166,358	24,430	(1,190,788)	-	-	597††
Total	4,873,256	42,373,842	(41,562,159)	5,684,939	1.9	2,777

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities to financial statements.

See notes to financial statements.

9

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
United States Dollar	276,084	Swiss Franc	251,141	5/3/2021	1,068
UBS Securities
Euro	1,536,929	United States Dollar	1,859,129	5/3/2021	(11,251)
Gross Unrealized Appreciation					1,068
Gross Unrealized Depreciation					(11,251)

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	205,056,240	293,542,995
Affiliated issuers	5,684,939	5,684,939
Cash denominated in foreign currency	193,212	191,863
Tax reclaim receivable—Note 1(b)		1,309,178
Dividends receivable		1,226,764
Receivable for shares of Beneficial Interest subscribed		841,301
Receivable for investment securities sold		801,902
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,068
Prepaid expenses		41,082
		303,641,092
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		236,035
Payable for investment securities purchased		2,053,797
Payable for shares of Beneficial Interest redeemed		171,604
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		11,251
Trustees’ fees and expenses payable		5,131
Other accrued expenses		78,720
		2,556,538
Net Assets ($)		301,084,554
Composition of Net Assets ($):
Paid-in capital		204,450,128
Total distributable earnings (loss)		96,634,426
Net Assets ($)		301,084,554

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	53,544,562	20,783,659	226,720,003	36,330
Shares Outstanding	3,422,630	1,281,335	15,289,304	2,451
Net Asset Value Per Share ($)	15.64	16.22	14.83	14.82

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $480,057 foreign taxes withheld at source):
Unaffiliated issuers	5,166,460
Affiliated issuers	2,180
Income from securities lending—Note 1(c)	597
Total Income	5,169,237
Expenses:
Management fee—Note 3(a)	1,111,557
Shareholder servicing costs—Note 3(c)	199,250
Distribution fees—Note 3(b)	90,596
Professional fees	69,088
Registration fees	34,694
Prospectus and shareholders’ reports	24,220
Custodian fees—Note 3(c)	18,820
Trustees’ fees and expenses—Note 3(d)	11,130
Chief Compliance Officer fees—Note 3(c)	7,766
Loan commitment fees—Note 2	4,324
Interest expense—Note 2	209
Miscellaneous	11,129
Total Expenses	1,582,783
Investment Income—Net	3,586,454
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	14,222,683
Net realized gain (loss) on forward foreign currency exchange contracts	16,391
Net Realized Gain (Loss)	14,239,074
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	51,898,719
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(10,183)
Net Change in Unrealized Appreciation (Depreciation)	51,888,536
Net Realized and Unrealized Gain (Loss) on Investments	66,127,610
Net Increase in Net Assets Resulting from Operations	69,714,064

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	3,586,454	7,677,908
Net realized gain (loss) on investments	14,239,074	(2,170,193)
Net change in unrealized appreciation (depreciation) on investments	51,888,536	(50,021,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	69,714,064	(44,514,002)
Distributions ($):
Distributions to shareholders:
Class A	(472,345)	(1,478,263)
Class C	(116,035)	(898,027)
Class I	(2,461,978)	(9,087,320)
Class Y	(368)	(1,014,590)
Total Distributions	(3,050,726)	(12,478,200)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	7,569,971	14,341,558
Class C	263,722	2,459,474
Class I	26,926,465	65,550,396
Class Y	3,967	44,160
Distributions reinvested:
Class A	356,519	1,155,036
Class C	100,291	655,358
Class I	2,006,740	7,118,845
Class Y	368	1,014,590
Cost of shares redeemed:
Class A	(10,120,784)	(20,723,278)
Class C	(9,717,190)	(23,436,144)
Class I	(42,400,485)	(149,982,669)
Class Y	(2,555)	(36,564,936)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(25,012,971)	(138,367,610)
Total Increase (Decrease) in Net Assets	41,650,367	(195,359,812)
Net Assets ($):
Beginning of Period	259,434,187	454,793,999
End of Period	301,084,554	259,434,187

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	506,334	1,089,867
Shares issued for distributions reinvested	23,749	87,007
Shares redeemed	(678,377)	(1,619,798)
Net Increase (Decrease) in Shares Outstanding	(148,294)	(442,924)
Class Ca
Shares sold	17,061	174,016
Shares issued for distributions reinvested	6,470	46,799
Shares redeemed	(630,348)	(1,776,282)
Net Increase (Decrease) in Shares Outstanding	(606,817)	(1,555,467)
Class Ib
Shares sold	1,903,984	5,267,063
Shares issued for distributions reinvested	141,141	567,218
Shares redeemed	(2,991,115)	(12,851,302)
Net Increase (Decrease) in Shares Outstanding	(945,990)	(7,017,021)
Class Y
Shares sold	283	3,369
Shares issued for distributions reinvested	26	80,506
Shares redeemed	(183)	(3,061,011)
Net Increase (Decrease) in Shares Outstanding	126	(2,977,136)

[a]

During the period ended April 30, 2021, 1,482 Class C shares representing $22,775 were automatically converted to 1,536 Class A shares and during the period ended October 31, 2020, 106 Class C shares representing $1,489 were automatically converted to 109 Class A shares.

[b]	During the period ended October 31, 2020, 953 Class A shares representing $11,016 were exchanged for 1,004 Class I shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2021	Year Ended October 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.40	13.99	13.45	13.65	12.57	12.62
Investment Operations:
Investment income—net[a]	.17	.26	.33	.31	.24	.27
Net realized and unrealized gain (loss) on investments	3.21	(1.45)	1.36	.13	1.49	.48
Total from Investment Operations	3.38	(1.19)	1.69	.44	1.73	.75
Distributions:
Dividends from investment income—net	(.14)	(.27)	(.33)	(.32)	(.27)	(.27)
Dividends from net realized gain on investments	-	(.13)	(.82)	(.32)	(.38)	(.53)
Total Distributions	(.14)	(.40)	(1.15)	(.64)	(.65)	(.80)
Net asset value, end of period	15.64	12.40	13.99	13.45	13.65	12.57
Total Return (%)[b]	27.29[c]	(8.72)	13.85	3.14	14.30	6.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20[d]	1.19	1.17	1.18	1.28	1.27
Ratio of net investment income to average net assets	2.32[d]	1.95	2.54	2.26	1.93	2.16
Portfolio Turnover Rate	12.50[c]	18.42	27.51	21.82	26.35	27.90
Net Assets, end of period ($ x 1,000)	53,545	44,269	56,173	50,382	54,546	108,189

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2021	Year Ended October 31,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.85	14.47	13.86	13.98	12.79	12.84
Investment Operations:
Investment income—net[a]	.10	.17	.24	.22	.18	.18
Net realized and unrealized gain (loss) on investments	3.34	(1.51)	1.41	.12	1.50	.48
Total from Investment Operations	3.44	(1.34)	1.65	.34	1.68	.66
Distributions:
Dividends from investment income—net	(.07)	(.15)	(.22)	(.14)	(.11)	(.18)
Dividends from net realized gain on investments	-	(.13)	(.82)	(.32)	(.38)	(.53)
Total Distributions	(.07)	(.28)	(1.04)	(.46)	(.49)	(.71)
Net asset value, end of period	16.22	12.85	14.47	13.86	13.98	12.79
Total Return (%)[b]	26.83[c]	(9.42)	13.00	2.41	13.56	5.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[d]	1.94	1.91	1.91	2.01	2.02
Ratio of net investment income to average net assets	1.36[d]	1.21	1.79	1.53	1.36	1.42
Portfolio Turnover Rate	12.50[c]	18.42	27.51	21.82	26.35	27.90
Net Assets, end of period ($ x 1,000)	20,784	24,255	49,830	49,068	56,969	57,459

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2021		Year Ended October 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.76	13.30	12.83	13.10	12.11	12.19
Investment Operations:
Investment income—net[a]	.18	.28	.35	.33	.31	.28
Net realized and unrealized gain (loss) on investments	3.05	(1.39)	1.30	.12	1.39	.47
Total from Investment Operations	3.23	(1.11)	1.65	.45	1.70	.75
Distributions:
Dividends from investment income—net	(.16)	(.30)	(.36)	(.40)	(.33)	(.30)
Dividends from net realized gain on investments	-	(.13)	(.82)	(.32)	(.38)	(.53)
Total Distributions	(.16)	(.43)	(1.18)	(.72)	(.71)	(.83)
Net asset value, end of period	14.83	11.76	13.30	12.83	13.10	12.11
Total Return (%)	27.51[b]	(8.53)	14.20	3.43	14.65	6.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[c]	.94	.91	.90	.99	1.01
Ratio of net investment income to average net assets	2.56[c]	2.22	2.78	2.55	2.42	2.32
Portfolio Turnover Rate	12.50[b]	18.42	27.51	21.82	26.35	27.90
Net Assets, end of period ($ x 1,000)	226,720	190,883	309,206	262,268	296,215	222,595

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2021	Year Ended October 31,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.75	13.29	12.82	13.09	12.11	12.19
Investment Operations:
Investment income—net[a]	.18	.32	.37	.34	.31	.30
Net realized and unrealized gain (loss) on investments	3.05	(1.42)	1.29	.12	1.39	.46
Total from Investment Operations	3.23	(1.10)	1.66	.46	1.70	.76
Distributions:
Dividends from investment income—net	(.16)	(.31)	(.37)	(.41)	(.34)	(.31)
Dividends from net realized gain on investments	-	(.13)	(.82)	(.32)	(.38)	(.53)
Total Distributions	(.16)	(.44)	(1.19)	(.73)	(.72)	(.84)
Net asset value, end of period	14.82	11.75	13.29	12.82	13.09	12.11
Total Return (%)	27.53[b]	(8.47)	14.29	3.53	14.68	6.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.85	.84	.83	.92	.94
Ratio of net investment income to average net assets	2.64[c]	2.48	2.93	2.61	2.45	2.52
Portfolio Turnover Rate	12.50[b]	18.42	27.51	21.82	26.35	27.90
Net Assets, end of period ($ x 1,000)	36	27	39,585	43,267	40,786	33,342

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Equity Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

20

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	130,484,957	152,959,128	††	-	283,444,085
Equity Securities - Preferred Stocks	-	10,018,262	††	-	10,018,262
Investment Companies	5,684,939	-		-	5,684,939
Warrants	80,648	-		-	80,648
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	1,068		-	1,068

22

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(11,251)	-	(11,251)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of New York Mellon earned $77 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in

24

these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $2,029,439 available for federal income tax purposes to be applied against future net realized capital

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains, if any, realized subsequent to October 31, 2020. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $8,251,503 and long-term capital gains $4,226,697. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2021 was approximately $34,254 with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust had agreed to pay the Adviser a management fee computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended April 30, 2021, the Distributor retained $818 from commissions earned on sales of the fund’s Class A shares and $511 from CDSC fees on redemptions of the fund’s Class C shares.

26

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2021, Class C shares were charged $90,596 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2021, Class A and Class C shares were charged $64,178 and $30,199, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2021, the fund was charged $5,281 for transfer agency services,

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2021, the fund was charged $18,820 pursuant to the custody agreement.

During the period ended April 30, 2021, the fund was charged $7,766 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $186,125, Distribution Plan fees of $13,068, Shareholder Services Plan fees of $15,439, custodian fees of $14,400, Chief Compliance Officer fees of $5,242 and transfer agency fees of $1,761.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2021, amounted to $35,415,985 and $62,053,994, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

28

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,068	(11,251)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,068	(11,251)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,068	(11,251)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	1,068		-	-	1,068

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
UBS Securities	(11,251)		-	-	(11,251)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Forward contracts	865,305

At April 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $88,476,572, consisting of $92,912,615 gross unrealized appreciation and $4,436,043 gross unrealized depreciation.

30

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a

32

group of institutional global equity income funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global equity income funds (the “Performance Universe”), all for various periods ended December 31, 2021 and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global equity income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising the one separate account or other type of client portfolio that is considered to have similar investment strategies and policies as the fund (the “Similar Client”), and explained the nature of the Similar Client. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Client to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

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INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

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• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Global Equity Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6175SA0421

BNY Mellon International Bond Fund

SEMIANNUAL REPORT April 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, the BNY Mellon International Bond Fund’s Class A shares produced a total return of 2.32%, Class C shares returned 1.88%, Class I shares returned 2.50% and Class Y shares returned 2.57%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate ex USD Index (Unhedged) (the “Index”), produced a total return of 0.68% for the same period.2

International bond markets posted moderately positive returns during the period. Sovereign debt returns were challenged by a rising rate environment. Spread products outperformed their like-duration sovereign counterparts due to spread tightening. The fund outperformed the Index, due in part to positioning within high yield and investment grade credit.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated, fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade. The fund’s portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, focusing on sectors and individual securities that appear to be relatively undervalued, and actively trading among sectors.

Economic Improvement and Rising Rates Drive Bond Markets

The economic outlook brightened considerably over the period, making it a more challenging market for bonds, safe-havens in particular. The roll-out of multiple successful COVID-19 vaccinations, coupled with ongoing fiscal and monetary stimulus, was responsible for better growth prospects, particularly in developed markets. G7 government bonds had one of their worst periods in over 30 years in the early months of 2021. U.S. 10-year Treasury yields almost doubled over the six months, moving from 0.82% to 1.62% as the market pivoted to anticipating eventual tapering of central bank bond buying. Other developed-market government bond yields also rose, but less dramatically. Credit spreads generally narrowed in response to the brighter outlook, meaning that while government bonds typically delivered losses, investment grade returns were generally flat, while high yield and emerging-market bonds showed positive returns. The U.S. dollar weakened over the period, particularly against commodity currencies such as the Norwegian krone, the Australian and Canadian dollar, and most emerging-markets currencies.

High Yield and Investment Grade Credit Drive Fund Performance

The fund’s performance compared to the Index was bolstered during the period by positions in high yield and investment grade bonds. A big theme during the six months was the recovery trade. Sectors of the market which were hit hard by COVID-19 came back into favor during the period. This was brought on by the impending prospect of economic reopening. Business like gaming, lodging, restaurants and home construction companies, as well as energy companies, all saw their valuations rebound. Financial companies also posted strong results. The fund benefited from purchasing securities positioned low within the capital structure of high quality banks such as Barclays and Goldman Sachs. In investment grade credit, REITs were also a standout performer, particularly data center and warehouse REITs. Securities issued by aircraft lessors also benefited returns. Other strategies benefited as well. Bonds issued by corporate and sovereign entities located in emerging markets, particularly those that were levered to the global recovery, bolstered results, as did securitized auto and CMBS instruments.

In a period of such strong performance, there were a few strategies that did not contribute as strongly to returns. The fund’s FX strategy generated flat results for the period. In addition, the team’s strategy for investing in Australian securities was unproductive. The anticipated activity of the AUS yield curve relative to the U.S. yield curve did not come to fruition, creating a drag on performance.

The Road to Recovery

Countries all over the world are at varying points in their COVID-19 journey and eventual economic recovery. While some countries reentered lockdown, others have high vaccination rates and are focused on the recovery ahead. Central banks are along for the ride, posed at different places along the support spectrum. While some speak of tapering, others are still in full-blown easing mode. It is our opinion that the central banks will remain supportive until the virus is neutralized, and COVID-related supply chain issues are solved. Although spread product valuations are rich by many measures, market technicals remain supportive.

When the time comes for banks to roll back their easing programs, there could be a spike in market volatility. In the meantime, economic data in some developed regions are improving. Yield curves are steepening, and inflationary pressures are building. These are all normal signs of recovery. In less developed areas, recovery may take a bit longer. As emerging-market economies continue to struggle with rising infection rates and lockdowns, supply chain issues may continue, as many items are manufactured in these parts of the world. We expect the recovery to be a bit choppier in less developed markets, although these areas will begin to benefit as the developed-world recovery leads to increases in demand for commodities and global trade. We expect the longer-term secular trend of U.S. dollar

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

weakening to continue, particularly against emerging-market currencies, but think the rate of weakening will be influenced by the severity of the pandemic in these countries.

May 17, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Barclays Global Aggregate ex USD Index (Unhedged) is a flagship measure of global investment grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed- and emerging-market issuers. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. These risks are generally greater with emerging-market countries than with more economically and politically established foreign countries.

The fund may, but is not required to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Bond Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.12	$8.61	$3.51	$3.01
Ending value (after expenses)	$1,023.20	$1,018.80	$1,025.00	$1,025.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.11	$8.60	$3.51	$3.01
Ending value (after expenses)	$1,019.74	$1,016.27	$1,021.32	$1,021.82
†

Expenses are equal to the fund’s annualized expense ratio of 1.02% for Class A, 1.72% for Class C, .70% for Class I and .60% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2021 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.1%
Australia - 2.1%
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,750,000		4,764,031
Queensland Treasury, Govt. Gtd. Bonds	AUD	1.75	7/20/2034	3,900,000	[b]	2,811,068
					7,575,099
Austria - .1%
Suzano Austria GmbH, Gtd. Notes		3.75	1/15/2031	475,000		486,927
Bermuda - .3%
Textainer Marine Containers VII, Ser. 2021-1A, Cl. A		1.68	2/20/2046	1,060,667	[b]	1,043,981
Canada - 3.8%
BMW Canada Auto Trust, Ser. 2019-1, Cl. A3	CAD	2.35	2/20/2024	1,600,000		1,324,125
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	1,175,000	[b]	949,579
Canada, Bonds	CAD	1.25	6/1/2030	7,575,000		6,034,443
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	1,125,000	[b]	915,761
Ford Auto Securitization Trust, Ser. 2019-AA, Cl. A2	CAD	2.35	6/15/2023	601,225	[b]	492,853
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	1,075,000	[b]	876,182
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. A3	CAD	1.05	11/20/2025	850,000	[b]	694,785
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. A3	CAD	0.87	5/20/2026	1,125,000	[b]	915,541
Silver Arrow Canada, Ser. 2018-1A, Cl. A3	CAD	3.17	8/15/2025	1,019,006	[b]	838,554
Teck Resources, Sr. Unscd. Notes		6.25	7/15/2041	315,000		400,369
					13,442,192
Cayman Islands - 3.2%
Avery Point VII CLO, Ser. 2015-7A, Cl. AR2, 3 Month LIBOR +.96%		1.14	1/15/2028	956,968	[b,c]	957,121
Bain Capital Credit CLO, Ser. 2020-3A, Cl. A, 3 Month LIBOR +1.38%		1.55	10/23/2032	1,155,000	[b,c]	1,157,110
Carlyle US CLO, Ser. 2017-2A, Cl. A1R, 3 Month LIBOR +1.05%		1.05	7/20/2031	1,125,000	[b,c]	1,125,687
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	660,000		830,212
DP World Salaam, Jr. Sub. Notes		6.00	10/1/2025	480,000	[d]	527,280
Invesco CLO, Ser. 2021-1A, Cl. A1, 3 Month LIBOR +1.00%		1.17	4/15/2034	1,025,000	[b,c]	1,025,916
Magnetite XIX CLO, Ser. 2017-19A, Cl. AR, 3 Month LIBOR +1.05%		1.24	4/17/2034	900,000	[b,c]	900,802

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.1% (continued)
Cayman Islands - 3.2% (continued)
Magnetite XXVIII CLO, Ser. 2020-28A, Cl. A, 3 Month LIBOR +1.27%		1.45	10/25/2031	800,000	[b,c]	801,344
Race Point IX CLO, Ser. 2015-9A, CI. A1A2, 3 Month LIBOR +.94%		1.12	10/15/2030	975,000	[b,c]	975,568
RIN IV CLO, Ser. 2021-1A, CI. A, 3 Month LIBOR +1.30%		1.30	4/20/2033	700,000	[b,c]	701,037
Sands China, Sr. Unscd. Notes		4.38	6/18/2030	375,000		400,969
TCI-Flatiron CLO, Ser. 2017-1A, CI. AR, 3 Month LIBOR +.96%		1.08	11/18/2030	925,000	[b,c]	925,466
Thompson Park CLO, Ser. 2021-1A, CI. A1, 3 Month LIBOR +1.00%		1.20	4/15/2034	975,000	[b,c]	975,584
Vale Overseas, Gtd. Notes		6.25	8/10/2026	172,000		205,817
					11,509,913
Chile - .3%
Inversiones, Gtd. Notes		3.00	4/6/2031	700,000	[b]	695,030
VTR Comunicaciones, Sr. Scd. Notes		5.13	1/15/2028	375,000	[b]	393,750
					1,088,780
China - 5.0%
China, Unscd. Bonds	CNY	3.81	9/14/2050	112,500,000		17,794,783
Dominican Republic - .3%
Dominican Republic, Sr. Unscd. Notes		4.88	9/23/2032	900,000	[b]	944,100
Ecuador - .1%
Ecuador, Sr. Unscd. Notes		0.50	7/31/2030	555,000		466,200
Egypt - .3%
Egypt, Sr. Unscd. Notes		5.25	10/6/2025	975,000	[b]	1,016,964
France - 1.3%
BNP Paribas, Sub. Notes		4.38	3/1/2033	825,000	[b]	902,006
Credit Agricole, Sub. Notes		3.25	1/14/2030	630,000		653,693
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	1,600,000		2,139,097
Orange, Sr. Unscd. Notes	EUR	0.02	9/4/2026	700,000		839,892
					4,534,688
Germany - 10.1%
Bundesrepublik Deutschland Bundesanleihe, Bonds, Ser. 98	EUR	4.75	7/4/2028	8,325,000		13,820,567
Bundesrepublik Deutschland Bundesanleihe, Bonds, Ser. G	EUR	0.42	8/15/2030	17,940,000		22,168,160
					35,988,727
Ghana - .3%
Ghana, Sr. Unscd. Notes		8.63	4/7/2034	1,075,000	[b]	1,112,173
Indonesia - .3%
Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	940,000		1,117,684

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.1% (continued)
Ireland - 1.1%
AerCap Global Aviation Trust, Gtd. Notes		4.45	10/1/2025	500,000		549,734
AerCap Global Aviation Trust, Gtd. Notes		6.50	7/15/2025	650,000		765,295
Ireland, Bonds	EUR	2.00	2/18/2045	1,610,000		2,472,007
					3,787,036
Italy - 2.9%
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	2.70	3/1/2047	2,950,000	[b]	4,200,059
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	4,600,000	[b]	6,229,165
					10,429,224
Ivory Coast - .2%
Ivory Coast, Sr. Unscd. Notes	EUR	4.88	1/30/2032	600,000	[b,e]	725,812
Ivory Coast, Sr. Unscd. Notes	EUR	6.63	3/22/2048	100,000	[b]	125,829
					851,641
Japan - 14.9%
Japan (10 Year Issue), Bonds, Ser. 348	JPY	0.10	9/20/2027	2,129,300,000		19,675,344
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	2,311,900,000		21,520,074
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	1,308,800,000		11,233,265
Takeda Pharmaceutical, Sr. Unscd. Notes	EUR	2.00	7/9/2040	300,000		381,227
					52,809,910
Luxembourg - .9%
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	485,000		603,417
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	1,125,000		1,359,628
Medtronic Global Holdings, Gtd. Notes	EUR	0.75	10/15/2032	420,000		505,615
Medtronic Global Holdings, Gtd. Notes	EUR	1.63	3/7/2031	475,000		628,365
Millicom International Cellular, Sr. Unscd. Notes		4.50	4/27/2031	250,000	[b]	265,977
					3,363,002
Malaysia - .5%
Malaysia, Bonds, Ser. 219	MYR	3.89	8/15/2029	7,530,000		1,927,764
Mexico - 3.0%
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	755,000		767,790
Metalsa, Gtd. Notes		3.75	5/4/2031	525,000	[b]	515,812
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	100,000,000		5,243,618
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	35,000,000		1,713,889
Mexico, Sr. Unscd. Notes		6.05	1/11/2040	720,000		882,198

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.1% (continued)
Mexico - 3.0% (continued)
Nemak, Sr. Unscd. Notes		4.75	1/23/2025	317,000		328,152
Petroleos Mexicanos, Gtd. Notes		6.84	1/23/2030	1,050,000		1,080,187
					10,531,646
Netherlands - 4.0%
Cooperatieve Rabobank, Sub. Bonds	EUR	2.50	5/26/2026	2,141,000		2,578,324
EDP Finance, Sr. Unscd. Notes	EUR	0.38	9/16/2026	2,300,000		2,792,976
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	2,315,000		2,830,855
Equate Petrochemical, Gtd. Notes		2.63	4/28/2028	475,000	[b,e]	477,078
ING Groep, Sub. Bonds	EUR	2.00	3/22/2030	900,000		1,139,364
ING Groep, Sub. Notes	EUR	3.00	4/11/2028	600,000		759,877
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	755,000		793,578
Prosus, Sr. Unscd. Notes		3.83	2/8/2051	400,000	[b]	366,308
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	950,000		1,219,696
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	760,000		948,122
WPC Eurobond, Gtd. Notes	EUR	2.13	4/15/2027	195,000		254,698
					14,160,876
Oman - .2%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	425,000	[b]	446,781
Oman, Sr. Unscd. Notes		6.25	1/25/2031	200,000	[b]	215,680
					662,461
Romania - .4%
Romania, Bonds	EUR	3.62	5/26/2030	300,000	[b]	416,699
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	405,000	[b]	520,012
Romania, Unscd. Notes	EUR	2.75	4/14/2041	425,000	[b]	503,190
					1,439,901
Senegal - .3%
Senegal, Sr. Unscd. Notes		6.25	5/23/2033	925,000		974,719
Serbia - .3%
Serbia, Sr. Unscd. Notes	EUR	3.13	5/15/2027	725,000	[b]	960,616
Singapore - 1.5%
Singapore, Bonds	SGD	2.63	5/1/2028	6,560,000		5,358,422
Spain - 3.3%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	1,500,000		1,938,462
Banco Santander, Sub. Notes	EUR	2.50	3/18/2025	1,500,000		1,948,065
Spain, Sr. Unscd. Bonds	EUR	2.90	10/31/2046	3,224,000	[b]	5,211,665
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/2025	2,100,000		2,677,054
					11,775,246
Supranational - 1.6%
Africa Finance, Sr. Unscd. Notes		2.88	4/28/2028	625,000	[b]	621,094
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	1,635,000		1,810,861

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.1% (continued)
Supranational - 1.6% (continued)
Corp. Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	1,300,000		1,330,095
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	1,850,000		2,004,595
					5,766,645
Sweden - 1.3%
Sweden, Bonds, Ser. 1061	SEK	0.75	11/12/2029	38,125,000	[b]	4,673,150
Switzerland - .3%
UBS Group, Jr. Sub. Notes		7.00	1/31/2024	800,000	[b,d]	883,052
Thailand - 2.6%
PTT Treasury Center, Gtd. Notes		3.70	7/16/2070	525,000	[b,e]	499,108
Thailand, Bonds	THB	2.88	12/17/2028	243,270,000		8,565,594
					9,064,702
Ukraine - .2%
Ukraine, Sr. Unscd. Notes		1.17	5/31/2040	725,000		767,344
United Kingdom - 8.1%
Anglo American Capital, Gtd. Notes	EUR	1.63	3/11/2026	1,205,000		1,538,846
Anglo American Capital, Gtd. Notes	EUR	1.63	9/18/2025	325,000		414,613
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	850,000	[d]	894,094
Barclays, Jr. Sub. Notes		8.00	6/15/2024	521,000	[d]	591,661
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	300,000		382,602
Brass No. 10, Ser. 10-A, Cl. A1		0.67	4/16/2069	473,733	[b]	473,951
Gemgarto, Ser. 2021-1A, Cl. A, 3 Month SONIA +.59%	GBP	0.64	12/16/2067	825,000	[b,c]	1,142,938
Lanark Master Issuer, Ser. 2020-1A, Cl. 2A, 3 Month SONIA +.57%	GBP	0.62	12/22/2069	922,500	[b,c]	1,282,451
MARB BondCo, Gtd. Bonds		3.95	1/29/2031	825,000	[b]	785,058
Penarth Master Issuer, Ser. 2019-1A, Cl. A2, 1 Month SONIA +.70%	GBP	0.75	7/18/2024	1,180,000	[b,c]	1,636,314
United Kingdom, Bonds	GBP	0.13	1/30/2026	5,525,000		7,537,575
United Kingdom, Bonds	GBP	1.50	7/22/2047	7,690,000		11,005,801
Vodafone Group, Jr. Sub. Bonds	EUR	3.10	1/3/2079	771,000		966,478
					28,652,382
United States - 19.0%
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	2,180,000		2,725,841
Air Lease, Sr. Unscd. Notes		2.88	1/15/2026	600,000		625,276
Air Products & Chemicals, Sr. Unscd. Notes	EUR	0.50	5/5/2028	1,025,000		1,254,479
Air Products & Chemicals, Sr. Unscd. Notes	EUR	0.80	5/5/2032	275,000		336,491
Ally Financial, Jr. Sub. Notes, Ser. B		4.70	5/15/2026	1,125,000	[d]	1,143,225
Ally Financial, Sub. Notes		5.75	11/20/2025	185,000		212,160
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	1,000,000		1,207,919

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.1% (continued)
United States - 19.0% (continued)
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	325,000		390,265
AT&T, Sr. Unscd. Notes	EUR	2.05	5/19/2032	300,000		399,002
AT&T, Sr. Unscd. Notes	EUR	2.35	9/5/2029	129,000		175,929
Bank of America, Jr. Sub. Notes, Ser. JJ		5.13	6/20/2024	570,000	[d]	614,890
Bank of America, Jr. Sub. Notes, Ser. X		6.25	9/5/2024	571,000	[d]	637,022
Berkshire Hathaway, Sr. Unscd. Notes	EUR	0.04	3/12/2025	2,250,000		2,710,370
Cameron LNG, Sr. Scd. Notes		2.90	7/15/2031	600,000	[b]	615,308
Carrier Global, Sr. Unscd. Notes		2.72	2/15/2030	350,000		356,675
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	865,000	[b]	881,124
Centene, Sr. Unscd. Notes		3.00	10/15/2030	575,000		571,406
Centene, Sr. Unscd. Notes		3.38	2/15/2030	650,000		653,253
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		1.62	6/15/2034	869,839	[b,c]	863,084
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		3.70	11/15/2029	380,000		404,938
Cheniere Energy, Sr. Scd. Notes		4.63	10/15/2028	575,000	[b]	600,242
Cheniere Energy Partners, Gtd. Notes		4.00	3/1/2031	725,000	[b]	738,594
Citigroup, Jr. Sub. Bonds		5.90	2/15/2023	479,000	[d,e]	506,542
Citigroup, Jr. Sub. Bonds, Ser. D		5.35	5/15/2023	850,000	[d]	879,750
Citigroup, Jr. Sub. Bonds, Ser. M		6.30	5/15/2024	596,000	[d]	642,725
CNX Resources, Gtd. Notes		6.00	1/15/2029	140,000	[b]	149,773
Comcast, Gtd. Notes	EUR	0.75	2/20/2032	1,575,000		1,907,825
Crown Americas, Gtd. Notes		4.75	2/1/2026	575,000		597,569
CyrusOne, Gtd. Notes	EUR	1.45	1/22/2027	800,000		975,401
CyrusOne, Gtd. Notes		2.90	11/15/2024	225,000		238,524
CyrusOne, Gtd. Notes		3.45	11/15/2029	650,000		680,040
Danaher, Sr. Unscd. Notes	EUR	2.50	3/30/2030	375,000		523,617
DataBank Issuer, Ser. 2021-1A, Cl. A2		2.06	2/27/2051	875,000	[b]	876,762
DaVita, Gtd. Notes		3.75	2/15/2031	900,000	[b]	856,129
Diamondback Energy, Gtd. Notes		3.13	3/24/2031	1,000,000		1,010,885
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	1,275,000		1,648,809
Edison International, Sr. Unscd. Notes		4.13	3/15/2028	540,000		583,556
Elanco Animal Health, Sr. Unscd. Notes		5.90	8/28/2028	775,000		882,260
Energy Transfer, Jr. Sub. Bonds, Ser. A		6.25	2/15/2023	680,000	[d,e]	578,000
Energy Transfer, Jr. Sub. Bonds, Ser. F		6.75	5/15/2025	260,000	[d]	259,935

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.1% (continued)
United States - 19.0% (continued)
Energy Transfer, Sr. Unscd. Notes		4.00	10/1/2027	380,000		409,345
EQT, Sr. Unscd. Notes		3.00	10/1/2022	1,555,000	[e]	1,586,100
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%		2.01	1/25/2051	307,406	[b,c,f]	310,574
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	2,195,000		2,803,682
General Electric, Jr. Sub. Debs., Ser. D, 3 Month LIBOR +3.33%		3.51	9/15/2021	1,325,000	[c,d]	1,261,228
GLP Capital, Gtd. Notes		5.38	4/15/2026	900,000		1,019,882
HCA, Gtd. Notes		3.50	9/1/2030	348,000		357,909
HCA, Gtd. Notes		5.88	2/1/2029	435,000		513,844
Icahn Enterprises, Gtd. Notes		5.25	5/15/2027	555,000		566,794
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF		5.00	8/1/2024	1,788,000	[d]	1,885,741
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. Q		5.15	5/1/2023	541,000	[d]	558,582
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 3 Month LIBOR +.90%		1.09	11/25/2036	82,435	[c]	82,425
Kraft Heinz Foods, Gtd. Notes		4.63	1/30/2029	525,000		592,138
Kraft Heinz Foods, Gtd. Notes		4.88	10/1/2049	255,000		293,175
Lamar Media, Gtd. Notes		3.75	2/15/2028	1,150,000		1,161,701
Lennar, Gtd. Notes		5.25	6/1/2026	255,000		294,831
Level 3 Financing, Gtd. Notes		3.75	7/15/2029	150,000	[b]	146,437
Level 3 Financing, Gtd. Notes		4.25	7/1/2028	990,000	[b]	998,771
Lumen Technologies, Sr. Scd. Notes		4.00	2/15/2027	160,000	[b]	163,221
Marsh & McLennan, Sr. Unscd. Bonds	EUR	1.98	3/21/2030	290,000		389,391
MGM Growth Properties Operating Partnership, Gtd. Notes		3.88	2/15/2029	885,000	[b]	897,138
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	775,000		865,582
Molina Healthcare, Sr. Unscd. Notes		4.38	6/15/2028	525,000	[b]	540,094
NRG Energy, Gtd. Notes		3.63	2/15/2031	900,000	[b]	882,899
Occidental Petroleum, Sr. Unscd. Notes		5.50	12/1/2025	475,000	[e]	511,219
Occidental Petroleum, Sr. Unscd. Notes		8.88	7/15/2030	315,000		405,169
Pioneer Natural Resources, Sr. Unscd. Notes		1.90	8/15/2030	425,000		397,638
Plains All American Pipeline, Sr. Unscd. Notes		3.55	12/15/2029	420,000		426,183
Quicken Loans, Gtd. Notes		3.63	3/1/2029	775,000	[b]	755,141

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.1% (continued)
United States - 19.0% (continued)
Raytheon Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	1,950,000		2,621,412
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2		3.23	10/20/2024	277,244	[b]	278,017
Sinclair Television Group, Sr. Scd. Notes		4.13	12/1/2030	525,000	[b]	512,536
SLM, Sr. Unscd. Notes		4.20	10/29/2025	260,000		273,650
Southern Copper, Sr. Unscd. Notes		5.88	4/23/2045	465,000	[e]	615,111
Spirit Realty, Gtd. Notes		3.20	2/15/2031	630,000		647,313
Spirit Realty, Gtd. Notes		4.00	7/15/2029	370,000		405,273
Steel Dynamics, Sr. Unscd. Notes		2.40	6/15/2025	240,000		251,273
Steel Dynamics, Sr. Unscd. Notes		3.25	1/15/2031	295,000		313,908
Taylor Morrison Communities, Sr. Unscd. Notes		5.13	8/1/2030	300,000	[b]	330,832
The Goldman Sachs Group, Jr. Sub. Notes, Ser. T		3.80	5/10/2026	660,000	[d,e]	661,980
T-Mobile USA, Gtd. Notes		4.75	2/1/2028	550,000		588,500
United Rentals North America, Gtd. Notes		4.00	7/15/2030	850,000		872,805
Verizon Communications, Sr. Unscd. Notes		2.55	3/21/2031	170,000		170,548
Verizon Communications, Sr. Unscd. Notes		3.40	3/22/2041	365,000		374,446
Verizon Communications, Sr. Unscd. Notes		3.55	3/22/2051	1,525,000		1,552,034
VICI Properties, Gtd. Notes		3.50	2/15/2025	596,000	[b]	609,410
Wells Fargo Commercial Mortgage Trust, Ser. 2021, Cl. A, 1 Month LIBOR +1.15%		1.27	2/15/2040	568,139	[b,c]	571,277
Western Midstream Operating, Sr. Unscd. Notes		4.35	2/1/2025	275,000		291,156
Western Midstream Operating, Sr. Unscd. Notes		4.65	7/1/2026	940,000		1,008,150
Western Midstream Operating, Sr. Unscd. Notes		5.30	2/1/2030	410,000		447,925
Yum! Brands, Sr. Unscd. Notes		4.63	1/31/2032	1,225,000		1,281,901
					67,671,886
Total Bonds and Notes (cost $324,652,088)				334,633,836

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .5%
Call Options - .1%
Swaption Receiver USD 10 Year Fixed Rate, Payer 6 Month, Contracts 22,475,000 Goldman Sachs		1.74	9/8/2021	22,475,000		411,239
Put Options - .4%
Australian Dollar, Contracts 5,200,000 Barclays Capital	AUD	0.73	8/6/2021	5,200,000		17,485
Euro, Contracts 3,260,000 Barclays Capital	EUR	1.18	8/16/2021	3,260,000		18,060
Swaption Payer USD 30 Year Fixed Rate, Receiver 3 Month, Contracts 8,000,000 Goldman Sachs		1.81	1/13/2026	8,000,000		1,448,220
					1,483,765
Total Options Purchased (cost $1,544,706)				1,895,004
	1-Day Yield (%)			Shares
Investment Companies - 3.1%
Registered Investment Companies - 3.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $11,034,453)		0.05		11,034,453	[g]	11,034,453

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,214,805)	0.01	3,214,805	[g] 3,214,805
Total Investments (cost $340,446,052)		98.6%	350,778,098
Cash and Receivables (Net)		1.4%	4,880,424
Net Assets		100.0%	355,658,522

LIBOR—London Interbank Offered Rate

SONIA—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, these securities were valued at $69,903,124 or 19.65% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At April 30, 2021, the value of the fund’s securities on loan was $4,801,824 and the value of the collateral was $4,954,200, consisting of cash collateral of $3,214,805 and U.S. Government & Agency securities valued at $1,739,395.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	54.6
Banks	5.2
Investment Companies	4.0
Telecommunication Services	3.3
Energy	3.1
Health Care	3.0
Real Estate	2.9
Collateralized Loan Obligations Debt	2.7
Utilities	2.5
Diversified Financials	2.3
Asset-Backed Certificates/Auto Receivables	1.7
Supranational Bank	1.6
Commercial Mortgage Pass-Through Certificates	1.2
Metals & Mining	1.1
Media	.9
Asset-Backed Certificates	.9
Insurance	.9
Information Technology	.8
Aerospace & Defense	.7
Retailing	.6
Chemicals	.6
Options Purchased	.5
Food Products	.5
Asset-Backed Certificates/Credit Cards	.5
Commercial & Professional Services	.4
Industrial	.4
Forest Products & Paper	.3
Advertising	.3
Consumer Discretionary	.3
Automobiles & Components	.2
Materials	.2
Agriculture	.1
Internet Software & Services	.1
Building Materials	.1
U.S. Government Agencies Collateralized Mortgage Obligations	.1
Asset-Backed Certificates/Student Loans	.0
98.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 4/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	864,509	188,730,697	(178,560,753)	11,034,453	3.1	5,267
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,910,909	47,338	(1,958,247)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	31,976,293	(28,761,488)	3,214,805.9		3,950†††
Total	2,775,418	220,754,328	(209,280,488)	14,249,258	4.0	9,217

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES

April 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro-Bobl	128	6/8/2021	20,767,098[a]	20,733,330	(33,768)
Euro-Bond	69	6/8/2021	14,175,154[a]	14,102,393	(72,761)
Japanese 10 Year Bond	12	6/14/2021	16,617,117[a]	16,617,074	(43)
Long Gilt	45	6/28/2021	7,942,511[a]	7,934,339	(8,172)
U.S. Treasury 5 Year Notes	132	6/30/2021	16,347,574	16,359,750	12,176
Futures Short
Australian 10 Year Bond	3	6/15/2021	320,002[a]	322,138	(2,136)
Australian 3 Year Bond	229	6/15/2021	20,665,401[a]	20,662,132	3,269
Euro 30 Year Bond	6	6/8/2021	1,501,974[a]	1,456,406	45,568
Euro BTP Italian Government Bond	57	6/8/2021	10,192,207[a]	10,079,820	112,387
Long Term French Government Future	5	6/8/2021	975,502[a]	964,746	10,756
U.S. Treasury 10 Year Notes	6	6/21/2021	793,742	792,188	1,554
U.S. Treasury Long Bond	6	6/21/2021	939,291	943,500	(4,209)
U.S. Treasury Ultra Long Bond	31	6/21/2021	5,760,026	5,763,094	(3,068)
Ultra 10 Year U.S. Treasury Notes	4	6/21/2021	586,369	582,188	4,181
Gross Unrealized Appreciation				189,891
Gross Unrealized Depreciation				(124,157)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

April 30, 2021 (Unaudited)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Swaption Receiver 3 Month, Payer USD 10 Year Fixed Rate, Contracts 22,475,000, Goldman Sachs	1.54	9/8/2021	22,475,000	(204,187)
Put Options:
Swaption Payer 3 Month, Receiver USD 10 Year Fixed Rate, Contracts 21,025,000, Goldman Sachs	1.91	1/13/2026	21,025,000	(1,601,279)
Swaption Payer 3 Month, Receiver USD 10 Year Fixed Rate, Contracts 22,475,000, Goldman Sachs	2.18	9/8/2021	22,475,000	(109,050)
Total Options Written (premiums received $1,476,500)				(1,914,516)

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
Malaysian Ringgit	1,775,000	United States Dollar	431,348	6/16/2021	1,086
United States Dollar	3,462,886	Russian Ruble	266,850,000	6/16/2021	(62,718)
Australian Dollar	1,887,517	United States Dollar	1,472,829	5/28/2021	(18,594)
South Korean Won	2,197,400,000	United States Dollar	1,988,238	6/16/2021	(12,733)
Citigroup
Czech Koruna	16,415,000	United States Dollar	751,187	6/16/2021	11,949
South Korean Won	9,708,930,000	United States Dollar	8,576,414	6/16/2021	152,100
United States Dollar	3,845,057	Singapore Dollar	5,175,000	6/16/2021	(43,085)
Russian Ruble	121,930,000	United States Dollar	1,618,236	6/16/2021	(7,305)
United States Dollar	589,162	Singapore Dollar	790,000	6/16/2021	(4,390)
Goldman Sachs
United States Dollar	662,021	Chilean Peso	475,000,000	6/16/2021	(6,119)
HSBC
Indonesian Rupiah	39,116,620,000	United States Dollar	2,674,641	6/16/2021	21,402
Russian Ruble	140,395,000	United States Dollar	1,862,445	6/16/2021	(7,556)
Chinese Yuan Renminbi	18,355,000	United States Dollar	2,804,602	6/16/2021	21,522
Euro	36,550,336	United States Dollar	44,214,430	5/28/2021	(247,712)
Russian Ruble	213,000,000	United States Dollar	2,854,462	6/16/2021	(40,321)
New Zealand Dollar	1,430,000	United States Dollar	1,032,011	5/28/2021	(8,794)
United States Dollar	1,708,222	Russian Ruble	126,575,000	6/16/2021	35,922
Singapore Dollar	2,625,000	United States Dollar	1,983,213	6/16/2021	(10,967)
United States Dollar	1,783,499	Swedish Krona	14,970,000	5/28/2021	14,740
United States Dollar	1,502,800	Russian Ruble	114,575,000	6/16/2021	(10,957)
United States Dollar	578,526	Mexican Peso	12,000,000	6/16/2021	(10,724)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities
United States Dollar	394,277	Russian Ruble	29,350,000	6/16/2021	6,507
United States Dollar	6,269,902	Thai Baht	193,160,000	6/16/2021	68,222
Chinese Yuan Renminbi	18,860,000	United States Dollar	2,879,834	6/16/2021	24,045
Chinese Yuan Renminbi	157,900,000	United States Dollar	24,186,260	6/16/2021	134,459
United States Dollar	1,041,601	Euro	861,248	5/28/2021	5,598
Polish Zloty	4,750,000	United States Dollar	1,240,095	6/16/2021	12,790
Merrill Lynch, Pierce, Fenner & Smith
Mexican Peso	26,138,815	United States Dollar	1,252,107	6/16/2021	31,418
United States Dollar	2,609,423	Mexican Peso	52,773,499	6/16/2021	18,024
Swiss Franc	3,110,000	United States Dollar	3,401,965	5/28/2021	5,876
Polish Zloty	7,370,000	United States Dollar	1,916,787	6/16/2021	27,163
Norwegian Krone	5,865,000	United States Dollar	706,437	5/28/2021	(1,815)
Danish Krone	15,330,000	United States Dollar	2,492,226	5/28/2021	(12,683)
Morgan Stanley
British Pound	6,169,569	United States Dollar	8,558,805	5/28/2021	(37,820)
United States Dollar	1,624,830	South Korean Won	1,823,221,000	6/16/2021	(14,281)
Mexican Peso	31,600,000	United States Dollar	1,569,001	6/16/2021	(17,309)
Polish Zloty	6,140,000	United States Dollar	1,628,656	6/16/2021	(9,137)
Japanese Yen	3,643,781,867	United States Dollar	33,709,724	5/28/2021	(362,415)
United States Dollar	4,793,307	Japanese Yen	521,890,000	5/28/2021	17,053
Indian Rupee	145,600,000	United States Dollar	1,972,098	6/16/2021	(20,996)
United States Dollar	1,914,809	Indian Rupee	144,750,000	6/16/2021	(24,902)
United States Dollar	3,395,366	Euro	2,806,267	5/28/2021	19,683
Russian Ruble	124,500,000	United States Dollar	1,652,772	6/16/2021	(7,887)
UBS Securities
Chilean Peso	3,315,000,000	United States Dollar	4,570,901	6/16/2021	92,014

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities(continued)
Canadian Dollar	5,083,974	United States Dollar	4,096,718	5/28/2021	39,629
Hungarian Forint	363,940,000	United States Dollar	1,192,855	6/16/2021	21,780
Gross Unrealized Appreciation					782,982
Gross Unrealized Depreciation					(1,001,220)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS

April 30, 2021 (Unaudited)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
NOK - 6 Month Norwegian Interbank Offered Rate	NOK Fixed at 1.24	2/22/2026	4,770,295	21,322
NOK - 6 Month Norwegian Interbank Offered Rate	NOK Fixed at 1.25	2/23/2026	6,679,810	28,478
NOK - 6 Month Norwegian Interbank Offered Rate	NOK Fixed at 1.25	2/23/2026	8,096,740	31,748
USD - 3 Month LIBOR	USD Fixed at 1.63	4/16/2031	59,050,000	(56,246)
Gross Unrealized Appreciation				81,548
Gross Unrealized Depreciation				(56,246)

USD—United States Dollar

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS (Unaudited) (continued)

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Sold Contracts:[2]
Markit iTraxx Europe Crossover Index Series 35 Received Fixed Rate of 5.00 3 Month	6/20/2026	6,642,431	826,106	724,623	101,483
Gross Unrealized Appreciation				101,483

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,801,824)—Note 1(c):
Unaffiliated issuers	326,196,794	336,528,840
Affiliated issuers	14,249,258	14,249,258
Cash denominated in foreign currency	1,808,107	1,814,497
Receivable for investment securities sold		7,574,233
Cash collateral held by broker—Note 4		6,882,051
Dividends, interest and securities lending income receivable		2,138,332
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		782,982
Receivable for shares of Beneficial Interest subscribed		439,578
Receivable for futures variation margin—Note 4		17,815
Prepaid expenses		54,577
		370,482,163
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		188,563
Cash overdraft due to Custodian		1,009,792
Payable for investment securities purchased		7,180,008
Liability for securities on loan—Note 1(c)		3,214,805
Outstanding options written, at value (premiums received $1,476,500)—Note 4		1,914,516
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,001,220
Payable for shares of Beneficial Interest redeemed		119,754
Payable for swap variation margin—Note 4		77,495
Trustees’ fees and expenses payable		11,631
Other accrued expenses		105,857
		14,823,641
Net Assets ($)		355,658,522
Composition of Net Assets ($):
Paid-in capital		509,688,255
Total distributable earnings (loss)		(154,029,733)
Net Assets ($)		355,658,522

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	41,989,051	4,812,035	251,830,523	57,026,913
Shares Outstanding	2,735,238	326,390	16,104,438	3,640,380
Net Asset Value Per Share ($)	15.35	14.74	15.64	15.67

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Interest (net of $55,999 foreign taxes withheld at source)	3,589,659
Dividends from affiliated issuers	5,267
Income from securities lending—Note 1(c)	3,950
Total Income	3,598,876
Expenses:
Management fee—Note 3(a)	967,778
Shareholder servicing costs—Note 3(c)	377,551
Professional fees	57,606
Registration fees	36,229
Custodian fees—Note 3(c)	32,296
Distribution fees—Note 3(b)	25,134
Prospectus and shareholders’ reports	21,139
Trustees’ fees and expenses—Note 3(d)	13,788
Chief Compliance Officer fees—Note 3(c)	7,766
Loan commitment fees—Note 2	6,170
Miscellaneous	18,224
Total Expenses	1,563,681
Less—reduction in expenses due to undertaking—Note 3(a)	(136,912)
Net Expenses	1,426,769
Investment Income—Net	2,172,107
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	15,337,225
Net realized gain (loss) on options transactions	130,038
Net realized gain (loss) on futures	4,452,786
Net realized gain (loss) on swap agreements	126,191
Net realized gain (loss) on forward foreign currency exchange contracts	(853,254)
Net Realized Gain (Loss)	19,192,986
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,777,414)
Net change in unrealized appreciation (depreciation) on options transactions	(121,383)
Net change in unrealized appreciation (depreciation) on futures	(453,758)
Net change in unrealized appreciation (depreciation) on swap agreements	126,785
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	785,957
Net Change in Unrealized Appreciation (Depreciation)	(11,439,813)
Net Realized and Unrealized Gain (Loss) on Investments	7,753,173
Net Increase in Net Assets Resulting from Operations	9,925,280

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	2,172,107	5,648,673
Net realized gain (loss) on investments	19,192,986	(7,222,118)
Net change in unrealized appreciation (depreciation) on investments	(11,439,813)	2,229,523
Net Increase (Decrease) in Net Assets Resulting from Operations	9,925,280	656,078
Distributions ($):
Distributions to shareholders:
Class A	(954,494)	-
Class C	(166,033)	-
Class I	(5,996,063)	-
Class Y	(1,597,012)	-
Total Distributions	(8,713,602)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	6,643,809	12,631,255
Class C	49,320	142,003
Class I	35,282,608	80,560,368
Class Y	7,239,268	15,785,115
Distributions reinvested:
Class A	860,643	-
Class C	158,251	-
Class I	5,249,845	-
Class Y	1,527,552	-
Cost of shares redeemed:
Class A	(8,808,500)	(25,401,818)
Class C	(3,837,441)	(8,459,595)
Class I	(63,795,844)	(283,062,741)
Class Y	(24,035,521)	(23,087,441)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(43,466,010)	(230,892,854)
Total Increase (Decrease) in Net Assets	(42,254,332)	(230,236,776)
Net Assets ($):
Beginning of Period	397,912,854	628,149,630
End of Period	355,658,522	397,912,854

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	424,777	865,289
Shares issued for distributions reinvested	54,265	-
Shares redeemed	(565,904)	(1,715,679)
Net Increase (Decrease) in Shares Outstanding	(86,862)	(850,390)
Class Cb
Shares sold	3,264	9,762
Shares issued for distributions reinvested	10,357	-
Shares redeemed	(254,212)	(591,629)
Net Increase (Decrease) in Shares Outstanding	(240,591)	(581,867)
Class Ia
Shares sold	2,218,072	5,355,402
Shares issued for distributions reinvested	325,269	-
Shares redeemed	(4,013,224)	(19,152,740)
Net Increase (Decrease) in Shares Outstanding	(1,469,883)	(13,797,338)
Class Y
Shares sold	452,427	1,072,542
Shares issued for distributions reinvested	94,468	-
Shares redeemed	(1,532,745)	(1,558,387)
Net Increase (Decrease) in Shares Outstanding	(985,850)	(485,845)

[a]	During the period ended October 31, 2020, 52 Class A shares representing $781 were exchanged for 52 Class I shares.
[b]

During the period ended April 30, 2021, 3,468 Class C shares representing $52,191 were automatically converted to 3,337 Class A shares and during the period ended October 31, 2020, 1,340 Class C shares representing $19,358 were automatically converted to 1,297 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2021		Year Ended October 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.33	15.04	14.68	16.09	15.35	15.38
Investment Operations:
Investment income—net[a]	.06	.12	.23	.41	.25	.19
Net realized and unrealized gain (loss) on investments	.31	.17[b]	.51	(1.17)	.54	.30
Total from Investment Operations	.37	.29	.74	(.76)	.79	.49
Distributions:
Dividends from Investment income—net	(.35)	-	(.38)	(.65)	(.05)	(.52)
Net asset value, end of period	15.35	15.33	15.04	14.68	16.09	15.35
Total Return (%)[c]	2.32[d]	1.93	5.10	(4.90)	5.16	3.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.65[e]	1.66	1.41	1.29	1.35	1.23
Ratio of net expenses to average net assets	1.02[e]	1.02	1.02	1.02	1.35	1.23
Ratio of net investment income to average net assets	.83[e]	.83	1.53	2.59	1.64	1.27
Portfolio Turnover Rate	85.62[d]	103.49	107.73	95.31	118.36	126.57
Net Assets, end of period ($ x 1,000)	41,989	43,274	55,243	56,842	73,657	135,947

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2021		Year Ended October 31,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.76	14.58	14.28	15.67	14.97	15.05
Investment Operations:
Investment income—net[a]	.01	.03	.13	.31	.18	.11
Net realized and unrealized gain (loss) on investments	.28	.15[b]	.50	(1.14)	.53	.29
Total from Investment Operations	.29	.18	.63	(.83)	.71	.40
Distributions:
Dividends from investment income—net	(.31)	-	(.33)	(.56)	(.01)	(.48)
Net asset value, end of period	14.74	14.76	14.58	14.28	15.67	14.97
Total Return (%)[c]	1.88[d]	1.23	4.51	(5.56)	4.74	2.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72[e]	1.71	1.68	1.65	1.79	1.78
Ratio of net expenses to average net assets	1.72[e]	1.71	1.68	1.65	1.79	1.78
Ratio of net investment income to average net assets	.14[e]	.21	.94	1.99	1.20	.71
Portfolio Turnover Rate	85.62[d]	103.49	107.73	95.31	118.36	126.57
Net Assets, end of period ($ x 1,000)	4,812	8,368	16,745	31,007	38,224	52,516

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2021		Year Ended October 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.59	15.24	14.85	16.28	15.48	15.48
Investment Operations:
Investment income—net[a]	.09	.18	.29	.49	.35	.27
Net realized and unrealized gain (loss) on investments	.31	.17[b]	.50	(1.18)	.54	.29
Total from Investment Operations	.40	.35	.79	(.69)	.89	.56
Distributions:
Dividends from Investment income—net	(.35)	-	(.40)	(.74)	(.09)	(.56)
Net asset value, end of period	15.64	15.59	15.24	14.85	16.28	15.48
Total Return (%)	2.50[c]	2.30	5.49	(4.53)	5.73	3.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70[d]	.69	.66	.63	.75	.75
Ratio of net expenses to average net assets	.70[d]	.69	.66	.63	.75	.75
Ratio of net investment income to average net assets	1.16[d]	1.21	1.94	3.09	2.23	1.74
Portfolio Turnover Rate	85.62[c]	103.49	107.73	95.31	118.36	126.57
Net Assets, end of period ($ x 1,000)	251,831	274,030	478,195	816,809	657,117	699,253

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2021		Year Ended October 31,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.62	15.25	14.85	16.29	15.49	15.48
Investment Operations:
Investment income—net[a]	.10	.19	.30	.50	.37	.28
Net realized and unrealized gain (loss) on investments	.30	.18[b]	.52	(1.19)	.53	.30
Total from Investment Operations	.40	.37	.82	(.69)	.90	.58
Distributions:
Dividends from Investment income—net	(.35)	-	(.42)	(.75)	(.10)	(.57)
Net asset value, end of period	15.67	15.62	15.25	14.85	16.29	15.49
Total Return (%)	2.57[c]	2.36	5.65	(4.52)	5.85	3.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60[d]	.59	.57	.56	.68	.67
Ratio of net expenses to average net assets	.60[d]	.59	.57	.56	.68	.67
Ratio of net investment income to average net assets	1.25[d]	1.25	1.99	3.14	2.30	1.82
Portfolio Turnover Rate	85.62[c]	103.49	107.73	95.31	118.36	126.57
Net Assets, end of period ($ x 1,000)	57,027	72,241	77,966	89,726	72,325	30,875

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed Securities	-	10,924,879	-	10,924,879
Collateralized Loan Obligations	-	9,545,635	-	9,545,635

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Commercial Mortgage-Backed	-	4,333,701	-	4,333,701
Corporate Bonds	-	115,480,286	-	115,480,286
Foreign Governmental	-	194,038,761	-	194,038,761
Investment Companies	14,249,258	-	-	14,249,258
U.S. Government Agencies Collateralized Mortgage Obligations	-	310,574	-	310,574
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	782,982	-	782,982
Futures††	189,891	-	-	189,891
Options Purchased	-	1,895,004	-	1,895,004
Swap Agreements††	-	183,031	-	183,031
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(1,001,220)	-	(1,001,220)
Futures††	(124,157)	-	-	(124,157)
Options Written	-	(1,914,516)	-	(1,914,516)
Swap Agreements††	-	(56,246)	-	(56,246)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of

New York Mellon earned $524 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 30, 2021, the Board declared a cash dividend of $.0245, $.0365 and $.0402 per share from undistributed investment income-net for Class A, Class I and Class Y shares, respectively, payable on May 3, 2021, to shareholders of record as of the close of business on April 30, 2021. The ex-dividend date was May 3, 2021.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended April 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $184,381,788 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. The fund has $112,349,363 of short-term capital losses and $68,224,345 of long-term capital losses which can be carried forward for an unlimited period.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust has agreed to pay the Adviser a management fee computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the Class A shares of the fund, so that the direct expenses of Class A shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed .77% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $136,912 during the period ended April 30, 2021.

During the period ended April 30, 2021, the Distributor retained $112 from commissions earned on sales of the fund’s Class A shares and $27 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2021, Class C shares were charged $25,134 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2021, Class A and Class C shares were charged $54,384 and $8,378, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2021, the fund was charged $15,401 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2021, the fund was charged $32,296 pursuant to the custody agreement.

During the period ended April 30, 2021, the fund was charged $7,766 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $147,397, Distribution Plan fees of $3,022, Shareholder Services Plan fees of $9,654, custodian fees of $24,000, Chief Compliance Officer fees of $5,242 and transfer agency fees of $5,451, which are offset against an expense reimbursement currently in effect in the amount of $6,203.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended April 30, 2021, amounted to $314,935,585 and $362,923,635, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2021 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rate, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Swaptions purchase and write options on swaps (“swaptions”) primarily preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options written open at April 30, 2021 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at April 30, 2021 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at April 30, 2021 are set forth in the Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair value of derivative instruments as of April 30, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	2,130,898	[1,2,3]	Interest rate risk	(2,094,919)	[1,2,4]
Foreign exchange risk	818,527	[3,5]	Foreign exchange risk	(1,001,220)	[5]
Credit risk	101,483	[2]	Credit risk	-
Gross fair value of derivative contracts	3,050,908			(3,096,139)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap
Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]			Outstanding options written, at value.
[5]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	4,452,786		-		-		(2,178)		4,450,608
Foreign exchange	-		-		(853,254)		-		(853,254)
Credit	-		130,038		-		128,369		258,407
Total	4,452,786		130,038		(853,254)		126,191		3,855,761

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(453,758)		(89,241)		-		25,302		(517,697)
Foreign exchange	-		(32,142)		785,957		-		753,815
Credit	-		-		-		101,483		101,483
Total	(453,758)		(121,383)		785,957		126,785		337,601

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	189,891	(124,157)
Options	1,895,004	(1,914,516)
Forward contracts	782,982	(1,001,220)
Swaps	183,031	(56,246)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,050,908	(3,096,139)
Derivatives not subject to
Master Agreements	(372,922)	180,403
Total gross amount of assets
and liabilities subject to
Master Agreements	2,677,986	(2,915,736)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	36,631		(36,631)	-		-
Citigroup	164,049		(54,780)	(109,269)		-
Goldman Sachs	1,859,459		(1,859,459)	-		-
HSBC	93,586		(93,586)	-		-
J.P. Morgan Securities	251,621		-	-		251,621
Merrill Lynch, Pierce, Fenner & Smith	82,481		(14,498)	(67,983)		-
Morgan Stanley	36,736		(36,736)	-		-
UBS Securities	153,423		-	(1,023)		152,400
Total	2,677,986		(2,095,690)	(178,275)		404,021

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(94,045)		36,631	57,414		-
Citigroup	(54,780)		54,780	-		-
Goldman Sachs	(1,920,635)		1,859,459	61,176		-
HSBC	(337,031)		93,586	-		(243,445)
Merrill Lynch, Pierce, Fenner & Smith	(14,498)		14,498	-		-
Morgan Stanley	(494,747)		36,736	-		(458,011)
Total	(2,915,736)		2,095,690	118,590		(701,456)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
[2] In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Interest rate futures	195,737,722
Interest rate options contracts	1,907,940
Foreign currency options contracts	31,641
Forward contracts	274,106,062

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2021:

Average Notional Value ($)
Interest rate swap agreements	16,626,497
Credit default swap agreements	2,874,514

At April 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $9,868,311, consisting of $14,724,371 gross unrealized appreciation and $4,856,060 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2021 (the “15(c) Meeting”), the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trustees”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the 15(c) Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of two institutional international income funds, one institutional multi-sector income fund and five institutional global income funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international income funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international income funds, multi-sector income funds and global

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the one-year period when it was above the Performance Group and Performance Universe medians, the four-year period when it was at the Performance Group and Performance Universe medians and the ten-year period when it was above the Performance Universe median. The Board also considered that the fund’s yield performance was above the Performance Group median for five of the ten one-year periods ended December 31st and above the Performance Universe median for six of the ten one-year periods ended December 31st, including, in each case, in the most recent one-year period. The Board considered the relative proximity of the fund’s total return and/or yield performance to the relevant Performance Universe median for one or more periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the Class A shares of the fund so that the direct expenses of Class A shares (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .77% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising the one separate account or other type of client portfolio that is considered to have similar investment strategies and policies as the fund (the “Similar Client”), and explained the nature of the Similar Client. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Client to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

********************************************************************************

At a meeting of the fund’s Board of Trustees held on April 29, 2021 (the “April Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) fixed-income capabilities with Insight North America LLC (“INA”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser will become employees of INA as of the Effective Date. Consequently, the Adviser proposed to engage INA to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the Agreement to reflect the engagement of INA as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the April Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which INA would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the Fund’s portfolio after the Effective Date as employees of INA; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay INA for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at the 15(c) Meeting other than the information about the Firm Realignment and INA.

At the April Meeting, the Board considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the April Meeting and other information presented at the April Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding INA; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the April Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by INA to the fund under the New Sub-Advisory Agreement, the Board considered: (i) INA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by INA after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by INA under the New Sub-Advisory Agreement, as well as INA’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by INA under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to INA in relation to the fee paid to the Adviser by the fund and the respective services provided by INA and the Adviser. The Board recognized that, because INA’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including INA, at the 15(c) Meeting. The Board concluded that the proposed fee payable to INA by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and INA under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to INA would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to INA as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon International Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6091SA0421

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David DiPetrillo

       David DiPetrillo
       President (Principal Executive Officer)

Date: June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo
       David DiPetrillo
       President (Principal Executive Officer)

Date: June 22, 2021

By: /s/ James Windels
        James Windels

        Treasurer (Principal Financial Officer)

Date: June 22, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)